UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21162

Name of Fund: BlackRock Basic Value Principal Protected Fund
              of BlackRock Principal Protected Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/07

Date of reporting period: 07/01/06 - 12/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Basic Value Principal                                        BLACKROCK
Protected Fund

OF BLACKROCK PRINCIPAL PROTECTED TRUST

SEMI-ANNUAL REPORT | DECEMBER 31, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Basic Value Principal Protected Fund

Portfolio Information as of December 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ....................................................   4.9%
JPMorgan Chase & Co. .................................................   3.6
International Business Machines Corp. ................................   3.3
Citigroup, Inc. ......................................................   2.9
Wells Fargo & Co. ....................................................   2.8
American International Group, Inc. ...................................   2.8
Morgan Stanley .......................................................   2.6
Tyco International Ltd. ..............................................   2.5
The St. Paul Travelers Cos., Inc. ....................................   2.4
Time Warner, Inc. ....................................................   2.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Insurance ...........................................................   10.2%
Diversified Financial Services ......................................    8.5
Media ...............................................................    7.6
Oil, Gas & Consumable Fuels .........................................    7.5
Pharmaceuticals .....................................................    6.3
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

                                                                      Percent of
Investment Criteria                                            Total Investments
--------------------------------------------------------------------------------
Above-Average Yield ................................................   32.3%
Below-Average Price/Earnings Ratio .................................   30.4
Low Price-to-Book Value ............................................   28.3
Special Situations .................................................    6.5
Price-to-Cash Flow .................................................    1.6
Low Price-to-Earnings Per Share ....................................    1.0
Other* .............................................................   (0.1)
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments and options.


2      BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

A Letter to Shareholders

Dear Shareholder

As 2007 begins, we are able to look back on 2006 as a volatile, but ultimately, a positive year for most major markets. Returns for the annual and semi-annual periods ended December 31, 2006 were as follows:

Total Returns as of December 31, 2006                                      6-month   12-month
==============================================================================================
U.S. equities (Standard & Poor's 500 Index)                                +12.74%    +15.79%
----------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                               + 9.38     +18.37
----------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)          +14.69     +26.34
----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                        + 5.09     + 4.33
----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)             + 4.55     + 4.84
----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                          + 8.14     +11.92
----------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through year-end. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by a downturn in the housing market, but has maintained a cautionary view on inflation.

Overall, it was a good 12 months for U.S. equities, despite a significant correction in the middle of the year that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international equity markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. Strength was especially notable in European equities and select emerging markets.

Bonds experienced a more modest annual return than stocks. Interest rates and bond yields moved higher for much of the year as bond prices, which move opposite of yields, declined. Prices began to improve in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006. The 10-year Treasury yield ended December at 4.71%, well below the federal funds rate.

As we begin a new year, investors are left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate the uncertainties inherent in the financial markets, we encourage you to start the year by reviewing your investment goals with your financial professional and making portfolio changes, as needed. For more reflection on 2006 and our thoughts on the year ahead, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the new year and beyond.

                                                Sincerely,


                                                /s/ Robert C. Doll, Jr.

                                                Robert C. Doll, Jr.
                                                President and Trustee


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006      3

A Discussion With Your Fund's Portfolio Manager

      With its equity allocation at 100% of net assets throughout the period, the Fund was successfully able to meet its primary objective of preserving investor principal while also providing solid capital appreciation for shareholders.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended December 31, 2006, BlackRock Basic Value Principal Protected Fund's (formerly Merrill Lynch Basic Value Principal Protected Fund) Institutional, Investor A, Investor B and Investor C Shares had total returns of +15.44%, +15.27%, +14.82% and +14.78%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

The Fund outperformed the +12.74% return of the Standard & Poor's 500 (S&P 500) Index, the +13.40% return of the S&P 500 Citigroup Value Index and the +9.29% average return of the Lipper Mixed-Asset Target Allocation Growth Funds category. (By portfolio practice, funds in this Lipper category maintain a mix of 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.) Throughout the six-month period, the Fund's equity allocation remained at 100% of net assets. Accordingly, the fixed income allocation was 0%. This proved advantageous as stocks significantly outperformed bonds, as measured by the +5.09% return of the Lehman Brothers Aggregate Bond Index.

As the six-month period began, the market was recovering from a far-reaching correction that sent the average U.S. stock 12% lower. It was the first double-digit correction for U.S. equity markets in nearly four years. Areas of the market that had suffered most were those that had done the best in the preceding few years, particularly materials and energy stocks. The pullback could be attributed to several factors, but primarily, it appeared that the lagged effects of higher interest rates and oil prices were finally taking their toll on the economy and stock prices. In addition, a resurgence of inflation fears had prompted the Federal Reserve Board (the Fed) to continue its interest rate tightening campaign through June.

In August, the Fed finally ended its two-year streak of interest rate increases. Oil prices, after reaching an all-time high near $78 per barrel in July, also began to recede and ended the year where they started -- at $61 per barrel. Stocks generally climbed back above the levels they reached prior to the market's retrenchment. Once the bottom was hit, a different collection of companies started to outperform those that had been the market leaders. From June to year-end, it was large cap, multinational companies that dominated the market. Valuations on these big names had become incredibly attractive from a risk-reward standpoint, prompting us to increase our exposure. This move proved advantageous, as many of our top performers during the six-month period were just those types of companies: International Business Machines Corp. (with a market capitalization of $150 billion), Morgan Stanley ($85 billion), Exxon Mobil Corp. ($420 billion), Comcast Corp. ($90 billion), McDonald's Corp. ($55 billion), Unilever NV ($45 billion) and Time Warner, Inc. ($90 billion).

For the most part, Fund performance during the period was driven by favorable security selection. However, from a sector perspective, we saw very strong results in industrials, led by defense company Raytheon Co. and another safehaven, General Electric Co. Both of these stocks began to perform particularly well at the end of the year as investors started rotating into large, stable companies that could offer consistent earnings. Other stocks that contributed meaningfully to relative performance were Baxter International, Inc. in health care, and Interpublic Group of Cos., Inc. in consumer discretionary.

What changes were made to the portfolio during the period?

The Fund seeks long-term capital growth while protecting the principal value of investor shares. This is accomplished through investments in a core equity component for growth and a fixed income component for an element of protection. A mathematical formula is used to determine the allocation between these two components. Throughout the period, the portfolio remained fully invested in equities.

Within the equity portfolio, we increased our emphasis on large-cap, multinational names, but still maintained exposure to some of the smaller, cyclically oriented sectors and names that we believe continue to have tremendous potential. While the economy has slowed somewhat, it remains reasonably resilient and should continue to benefit these types of companies. We view the current economic environment as a "Goldilocks" scenario (not too hot, not too cold). As such, we believe it makes sense to have representation in the more stable names that can benefit in a "not too hot" environment as well as the smaller, high-growth potential companies that can perform well under a "not too cold" scenario.


4      BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

In general, we continued to de-emphasize the energy sector as profit-taking opportunities became available. We had been overweight in energy from the middle of 2002 through the summer of 2005, when Hurricane Katrina ravaged the Gulf Coast. Around that time, we began to move our energy exposure toward neutral in anticipation of a slowing economy and the resultant fall off in demand for oil and gas. We continue to see select opportunities in energy, but as value investors, we believe other areas of the market offer more attractive valuations and compelling growth prospects.

One such area is health care. During the past year, we added positions in Johnson & Johnson, Pfizer, Inc., Schering-Plough Corp., Baxter International and GlaxoSmithKline Plc. Last year was the first since the mid-1990s that we have been overweight in health care, a reflection of the attractive fundamentals in this industry group. In prior years, the health care industry has had to grapple with a lack of new blockbuster products to offset drug patent expirations and government pressures on pharmaceutical pricing, among other issues. It offered little value compared to other sectors of the market. This is no longer the case, as valuations are very appealing and company managements are taking steps to control costs via restructuring and cost-saving initiatives. In addition, earnings estimates for pharmaceutical companies are increasing for the first time in a long time.

Another sector we continue to favor is information technology (IT). Earnings estimates for the first half of 2007 indicate that IT is expected to be the fastest-growing sector in the S&P 500. Whereas earnings estimates for energy companies are down for the first half of the year, IT estimates are up double-digit percentages. We have seen more disinvestment than investment in IT companies since the post-Y2K bubble. However, with productivity figures and the economy slowing somewhat for the first time in several years, we think that spending on technology will increase. Arguably, there is no better avenue for the advancement of worker productivity than through IT. Other notable happenings in the IT industry include a new product cycle from Microsoft Corp. (that is, Vista), as well as some exciting innovations in home entertainment, including flat panel technology, high-definition TV and PC on TV. In keeping with our favorable view of the sector, we increased exposure to Intel Corp., Motorola, Inc. and Sony Corp. during the six-month period ended December 31, 2006.

How would you characterize the Fund's position at the close of the period?

As of December 31, 2006, the portfolio remained 100% invested in equities. Compared to the S&P 500 Citigroup Value Index, the Fund ended the period overweight in energy, consumer staples, IT, health care and consumer discretionary. It had underweight positions in financials, utilities, industrials, materials and telecommunication services.

The equity market enjoyed a very healthy end-of-year rally. We believe the Fed's policy, to date, has struck the proper balance of fending off inflation while allowing the economic recovery to continue at a healthy pace. A favorable economic backdrop has led to healthy corporate profits, strong corporate balance sheets and robust merger-and-acquisition (M&A) activity. We believe these factors should remain in place, but are mindful that weakness in the housing market could lead to a slower rate of growth for the economy in the future. Against this backdrop, we continue to find that large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of the economic recovery.

Overall, we do not expect the first half of 2007 to be very different from the second half of 2006 and will continue to focus on companies with healthy balance sheets and the ability to use free cash flow to buy back stock, raise dividends, participate in M&A activity and invest in their businesses. We will pursue this within the context of our value-oriented investment style, choosing companies that we believe have the potential to offer shareholders significant value over a three-year time horizon.

Kevin M. Rendino
Equity Portfolio Manager

January 11, 2007

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If you would like a copy, free of charge, of the most recent annual or quarterly report of Main Place Funding, LLC, the Warranty Provider, or its parent corporation, Bank of America Corporation, please contact the Fund at 1-800-441-7762.
--------------------------------------------------------------------------------


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006      5

Performance Data

About Fund Performance

Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                         6-Month         12-Month      Since Inception
As of December 31, 2006                               Total Return     Total Return     Total Return
======================================================================================================
Institutional Shares*                                    +15.44%          +20.87%         + 49.15%
------------------------------------------------------------------------------------------------------
Investor A Shares*                                       +15.27           +20.58          + 47.62
------------------------------------------------------------------------------------------------------
Investor B Shares*                                       +14.82           +19.73          + 43.03
------------------------------------------------------------------------------------------------------
Investor C Shares*                                       +14.78           +19.68          + 43.02
------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                   + 5.09           + 4.33          + 17.68
------------------------------------------------------------------------------------------------------
S&P 500(R) Index***                                      +12.74           +15.79          + 73.23
------------------------------------------------------------------------------------------------------
S&P 500 Citigroup Value Index****                        +13.40           +20.80          +101.38
------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's inception date is 11/13/02.
** This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity. Since inception total return is from 11/13/02.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues. Since inception total return is from 11/13/02.
**** This unmanaged Index is designed to provide a comprehensive measure of large cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. Since inception total return is from 11/13/02.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6      BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B and Investor C Shares compared to growth of an investment in the S&P 500 Index, the S&P 500/Citigroup Value Index and Lehman Brothers Aggregate Bond Index. Values are from November 13, 2002 through December 2006:

                                                                                                      S&P 500/    Lehman Brothers
                Institutional      Investor A      Investor B      Investor C       S&P 500    Citigroup Value          Aggregate
                     Shares*+        Shares*+        Shares*+        Shares*+       Index++           Index+++     Bond Index++++
11/13/02**            $10,000         $ 9,475         $10,000         $10,000       $10,000            $10,000            $10,000
12/02                 $10,053         $ 9,525         $10,043         $10,043       $ 9,994            $10,227            $10,138
12/03                 $11,474         $10,842         $11,338         $11,344       $12,860            $13,332            $10,554
12/04                 $12,101         $11,406         $11,842         $11,842       $14,260            $15,335            $11,012
12/05                 $12,339         $11,600         $11,946         $11,950       $14,960            $16,671            $11,279
12/06                 $14,915         $13,987         $14,103         $14,302       $17,323            $20,138            $11,768

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in common stocks and in U.S. Treasury bonds, including zero coupon bonds.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.
++++ This unmanaged market-weighted Index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                                         Return
================================================================================
Institutional Shares
================================================================================
One Year Ended 12/31/06                                                  +20.87%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/06                                                         +10.16
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 12/31/06                               +20.58%         +14.25%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/06                                      + 9.89          + 8.46
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares+
================================================================================
One Year Ended 12/31/06                               +19.73%         +15.23%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/06                                      + 9.05          + 8.68
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

                                                       Return          Return
                                                    Without CDSC    With CDSC+++
================================================================================
Investor C Shares++
================================================================================
One Year Ended 12/31/06                                +19.68%        +18.68%
--------------------------------------------------------------------------------
Inception (11/13/02)
through 12/31/06                                       + 9.05         + 9.05
--------------------------------------------------------------------------------
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006      7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2006 and held through December 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                         Expenses Paid
                                                               Beginning              Ending           During the Period*
                                                             Account Value         Account Value        July 1, 2006 to
                                                             July 1, 2006        December 31, 2006     December 31, 2006
=============================================================================================================================
Actual
=============================================================================================================================
Institutional                                                   $1,000               $1,154.40               $ 9.08
-----------------------------------------------------------------------------------------------------------------------------
Investor A                                                      $1,000               $1,152.70               $10.41
-----------------------------------------------------------------------------------------------------------------------------
Investor B                                                      $1,000               $1,148.20               $14.46
-----------------------------------------------------------------------------------------------------------------------------
Investor C                                                      $1,000               $1,147.80               $14.46
=============================================================================================================================
Hypothetical (5% annual return before expenses)**
=============================================================================================================================
Institutional                                                   $1,000               $1,016.47               $ 8.50
-----------------------------------------------------------------------------------------------------------------------------
Investor A                                                      $1,000               $1,015.23               $ 9.75
-----------------------------------------------------------------------------------------------------------------------------
Investor B                                                      $1,000               $1,011.44               $13.54
-----------------------------------------------------------------------------------------------------------------------------
Investor C                                                      $1,000               $1,011.44               $13.54
-----------------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.69% for Institutional, 1.94% for Investor A, 2.70% for Investor B and 2.70% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8      BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Schedule of Investments as of December 31, 2006

                                                                                                                         Percent of
                Industry                                 Shares Held  Common Stocks                           Value      Net Assets
====================================================================================================================================
Above-Average   Diversified Telecommunication Services        77,000  AT&T Inc.                           $   2,752,750     1.5%
Yield           Metals & Mining                               98,500  Alcoa, Inc.                             2,955,985     1.6
                Capital Markets                              100,400  The Bank of New York Co., Inc.          3,952,748     2.2
                Diversified Telecommunication Services        59,200  BellSouth Corp.                         2,788,912     1.5
                Oil, Gas & Consumable Fuels                   37,400  Chevron Corp.                           2,750,022     1.5
                Multi-Utilities                               17,200  Dominion Resources, Inc.                1,442,048     0.8
                Chemicals                                     63,100  E.I. du Pont de Nemours & Co.           3,073,601     1.7
                Oil, Gas & Consumable Fuels                  115,500  Exxon Mobil Corp.                       8,850,765     4.9
                Industrial Conglomerates                      99,300  General Electric Co.                    3,694,953     2.0
                Food Products                                 62,200  General Mills, Inc.                     3,582,720     2.0
                Pharmaceuticals                               50,500  GlaxoSmithKline Plc (b)                 2,664,380     1.5
                Aerospace & Defense                           56,900  Honeywell International, Inc.           2,574,156     1.4
                Diversified Financial Services               135,432  JPMorgan Chase & Co.                    6,541,366     3.6
                Pharmaceuticals                               32,500  Johnson & Johnson                       2,145,650     1.2
                Pharmaceuticals                              142,400  Pfizer, Inc.                            3,688,160     2.0
                Electric Utilities                            46,500  The Southern Co.                        1,713,990     1.0
                Diversified Telecommunication Services        76,700  Verizon Communications, Inc.            2,856,308     1.6
                Pharmaceuticals                                3,700  Wyeth                                     188,404     0.1
                                                                                                          --------------------------
                                                                                                             58,216,918    32.1
====================================================================================================================================
Below-Average   Insurance                                     30,200  The Allstate Corp.                      1,966,322     1.1
Price/Earnings  Insurance                                     70,200  American International Group, Inc.      5,030,532     2.8
Ratio           Diversified Financial Services                68,156  Bank of America Corp.                   3,638,849     2.0
                Health Care Equipment & Supplies              85,200  Baxter International, Inc.              3,952,428     2.2
                Food Products                                  8,700  Cadbury Schweppes Plc (b)                 373,491     0.2
                Diversified Financial Services                94,900  Citigroup, Inc.                         5,285,930     2.9
                Beverages                                    111,040  Coca-Cola Enterprises, Inc.             2,267,437     1.2
                Oil, Gas & Consumable Fuels                   10,900  Consol Energy, Inc.                       350,217     0.2
                Oil, Gas & Consumable Fuels                   10,700  Devon Energy Corp.                        717,756     0.4
                Media                                         22,100  Gannett Co., Inc.                       1,336,166     0.7
                Insurance                                     38,100  Genworth Financial, Inc. Class A        1,303,401     0.7
                Computers & Peripherals                       57,500  Hewlett-Packard Co.                     2,368,425     1.3
                Media                                          4,870  Idearc, Inc. (a)                          139,525     0.1
                Semiconductors & Semiconductor Equipment      85,900  Intel Corp.                             1,739,475     1.0
                Household Durables                            57,900  Koninklijke Philips Electronics NV      2,175,882     1.2
                Food Products                                 33,900  Kraft Foods, Inc.                       1,210,230     0.7
                Hotels, Restaurants & Leisure                 37,300  McDonald's Corp.                        1,653,509     0.9
                Capital Markets                               57,500  Morgan Stanley                          4,682,225     2.6
                Aerospace & Defense                           46,900  Northrop Grumman Corp.                  3,175,130     1.8
                Pharmaceuticals                              113,200  Schering-Plough Corp.                   2,676,048     1.5
                Food Products                                126,500  Unilever NV (b)                         3,447,125     1.9
                IT Services                                  350,900  Unisys Corp. (a)                        2,751,056     1.5
                Office Electronics                           144,400  Xerox Corp. (a)                         2,447,580     1.3
                                                                                                          --------------------------
                                                                                                             54,688,739    30.2
====================================================================================================================================
Low Price-to-   Media                                         75,300  Comcast Corp. Special Class A (a)       3,153,564     1.7
Book Value      Machinery                                     19,700  Deere & Co.                             1,872,879     1.0
                Semiconductors & Semiconductor Equipment     121,100  Fairchild Semiconductor
                                                                      International, Inc. (a)                 2,035,691     1.1
                Energy Equipment & Services                   56,400  GlobalSantaFe Corp.                     3,315,192     1.8
                Energy Equipment & Services                   39,600  Halliburton Co.                         1,229,580     0.7
                Insurance                                     29,800  Hartford Financial Services
                                                                      Group, Inc.                             2,780,638     1.5
                Household Products                            54,000  Kimberly-Clark Corp.                    3,669,300     2.0
                Semiconductors & Semiconductor Equipment     256,900  LSI Logic Corp. (a)                     2,312,100     1.3
                Insurance                                     45,300  Marsh & McLennan Cos., Inc.             1,388,898     0.8
                Communications Equipment                      70,300  Motorola, Inc.                          1,445,368     0.8
                Aerospace & Defense                           75,800  Raytheon Co.                            4,002,240     2.2
                Household Durables                            31,400  Sony Corp. (b)                          1,344,862     0.8
                Insurance                                     79,034  The St. Paul Travelers Cos., Inc.       4,243,335     2.4
                Computers & Peripherals                      371,000  Sun Microsystems, Inc. (a)              2,010,820     1.1
                Media                                        193,800  Time Warner, Inc.                       4,220,964     2.3
                Industrial Conglomerates                     148,400  Tyco International Ltd.                 4,511,360     2.5
                Media                                         70,300  Walt Disney Co.                         2,409,181     1.3
                Commercial Banks                             142,200  Wells Fargo & Co.                       5,056,632     2.8
                                                                                                          --------------------------
                                                                                                             51,002,604    28.1


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006      9

Schedule of Investments (concluded)

                                                                                                                         Percent of
                Industry                                 Shares Held  Common Stocks                           Value      Net Assets
====================================================================================================================================
Low Price-to-   Insurance                                     25,900  XL Capital Ltd. Class A             $   1,865,318     1.0%
Earnings Per
Share
====================================================================================================================================
Price-to-Cash   Food & Staples Retailing                      31,500  The Kroger Co.                            726,705     0.4
Flow            Communications Equipment                       8,100  Nortel Networks Corp. (a)                 216,513     0.1
                Oil, Gas & Consumable Fuels                   21,800  Peabody Energy Corp.                      880,938     0.5
                Wireless Telecommunication Services           57,100  Sprint Nextel Corp.                     1,078,619     0.6
                                                                                                          --------------------------
                                                                                                              2,902,775     1.6
====================================================================================================================================
Special         Semiconductors & Semiconductor Equipment      32,200  Applied Materials, Inc.                   594,090     0.3
Situations      Energy Equipment & Services                   37,300  BJ Services Co.                         1,093,636     0.6
                Specialty Retail                              87,700  The Gap, Inc.                           1,710,150     0.9
                Computers & Peripherals                       60,700  International Business Machines
                                                                      Corp.                                   5,897,005     3.3
                Media                                        201,500  Interpublic Group of Cos., Inc.
                                                                      (a)                                     2,466,360     1.4
                                                                                                          --------------------------
                                                                                                             11,761,241     6.5
                --------------------------------------------------------------------------------------------------------------------
                                                                      Total Common Stocks
                                                                      (Cost--$129,948,557)                  180,437,595    99.5
                ====================================================================================================================

                                                           Number of
                                                           Contracts  Options Purchased
                ====================================================================================================================
                Put Options Purchased                            180  Baxter International, Inc.,
                                                                      expiring January 2007 at USD 45             5,400     0.0
                --------------------------------------------------------------------------------------------------------------------
                                                                      Total Options Purchased
                                                                      (Premiums Paid--$22,467)                    5,400     0.0
                ====================================================================================================================
                                                                      Total Investments
                                                                      (Cost--$129,971,024)                  180,442,995    99.5
                ====================================================================================================================

                                                                      Options Written
                ====================================================================================================================
                Call Options Written                             180  Baxter International, Inc.,
                                                                      expiring May 2007 at USD 50               (19,980)    0.0
                                                                 342  Comcast Corp. Special Class A,
                                                                      expiring January 2007 at USD 40           (77,634)   (0.1)
                                                                 100  Hartford Financial Services
                                                                      Group, Inc., expiring March 2007
                                                                      at USD 95                                 (24,500)    0.0
                                                                  71  Northrop Grumman Corp.,
                                                                      expiring February 2007 at USD 70           (5,680)    0.0
                                                               2,000  Wells Fargo & Co.,
                                                                      expiring January 2007 at USD 35          (181,800)   (0.1)
                --------------------------------------------------------------------------------------------------------------------
                                                                      Total Options Written
                                                                      (Premiums Received--$456,027)            (309,594)   (0.2)
                --------------------------------------------------------------------------------------------------------------------
                Total Investments, Net of Options Written (Cost--$129,514,997*)                             180,133,401    99.3

                Other Assets Less Liabilities                                                                 1,199,135     0.7
                                                                                                          --------------------------
                Net Assets                                                                                $ 181,332,536   100.0%
                                                                                                          ==========================

* The cost and unrealized appreciation (depreciation) of investments, as of December 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $132,574,545
                                                                   ============
      Gross unrealized appreciation .............................  $ 48,560,409
      Gross unrealized depreciation .............................    (1,001,553)
                                                                   ------------
      Net unrealized appreciation ...............................  $ 47,558,856
                                                                   ============

(a)   Non-income producing security.
(b)   Depositary receipts.
o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net             Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series                          $(1,215,630)         $ 67,763
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


10     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Statement of Assets and Liabilities

As of December 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost --
             $129,948,557) .....................................................................                      $ 180,437,595
            Options purchased, at value (premiums paid--$22,467) ...............................                              5,400
            Receivables:
               Securities sold .................................................................    $   6,675,819
               Dividends .......................................................................          259,791
               Interest from affiliates ........................................................            3,540         6,939,150
                                                                                                    -------------
            Prepaid expenses and other assets ..................................................                              1,532
                                                                                                                      -------------
            Total assets .......................................................................                        187,383,677
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Options written, at value (premiums received--$456,027) ............................                            309,594
            Bank overdraft .....................................................................                          2,620,495
            Payables:
               Securities purchased ............................................................        2,448,314
               Beneficial interest redeemed ....................................................          273,059
               Distributor .....................................................................          130,222
               Financial warranty fee ..........................................................          117,182
               Investment adviser ..............................................................           93,907
               Other affiliates ................................................................           43,814
               Distributions to shareholders ...................................................              135         3,106,633
                                                                                                    -------------
            Accrued expenses ...................................................................                             14,419
                                                                                                                      -------------
            Total liabilities ..................................................................                          6,051,141
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .........................................................................                      $ 181,332,536
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Paid-in capital, unlimited shares of no par value authorized .......................                      $ 131,356,471
            Accumulated investment loss--net ...................................................    $    (281,131)
            Accumulated realized capital losses--net ...........................................         (361,208)
            Unrealized appreciation--net .......................................................       50,618,404
                                                                                                    -------------
            Total accumulated earnings--net ....................................................                         49,976,065
                                                                                                                      -------------
            Net Assets .........................................................................                      $ 181,332,536
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Institutional--Based on net assets of $7,759,957 and 648,301
             beneficial interest outstanding ...................................................                      $       11.97
                                                                                                                      =============
            Investor A--Based on net assets of $13,535,092 and 1,130,898
             beneficial interest outstanding ...................................................                      $       11.97
                                                                                                                      =============
            Investor B--Based on net assets of $94,776,772 and 7,911,629
             beneficial interest outstanding ...................................................                      $       11.98
                                                                                                                      =============
            Investor C--Based on net assets of $65,260,715 and 5,443,127
             beneficial interest outstanding ...................................................                      $       11.99
                                                                                                                      =============

      See Notes to Financial Statements.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     11

Statement of Operations

For the Six Months Ended December 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $19,201 foreign withholding tax) .................................                      $   1,990,435
            Interest from affiliates ...........................................................                             67,763
                                                                                                                      -------------
            Total income .......................................................................                          2,058,198
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Financial warranty fee .............................................................    $     726,559
            Investment advisory fees ...........................................................          582,242
            Service and distribution fees--Investor B ..........................................          480,182
            Service and distribution fees--Investor C ..........................................          316,743
            Transfer agent fees--Investor B ....................................................           47,947
            Accounting services ................................................................           46,568
            Transfer agent fees--Investor C ....................................................           32,266
            Professional fees ..................................................................           26,162
            Printing and shareholder reports ...................................................           25,677
            Custodian fees .....................................................................           14,444
            Service fees--Investor A ...........................................................           13,085
            Trustees' fees and expenses ........................................................           10,477
            Transfer agent fees--Investor A ....................................................            4,486
            Transfer agent fees--Institutional .................................................            3,266
            Pricing fees .......................................................................              586
            Other ..............................................................................            8,639
                                                                                                    -------------
            Total expenses .....................................................................                          2,339,329
                                                                                                                      -------------
            Investment loss--net ...............................................................                           (281,131)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain (loss) on:
               Investments--net ................................................................        6,385,626
               Options written--net ............................................................         (149,292)        6,236,334
                                                                                                    -------------
            Change in unrealized appreciation/depreciation on:
               Investments--net ................................................................       18,821,797
               Option written--net .............................................................          158,825        18,980,622
                                                                                                    -------------------------------
            Total realized and unrealized gain--net ............................................                         25,216,956
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...............................                      $  24,935,825
                                                                                                                      =============

      See Notes to Financial Statements.


12     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Statements of Changes in Net Assets

                                                                                                     For the Six         For the
                                                                                                     Months Ended       Year Ended
                                                                                                     December 31,        June 30,
Increase (Decrease) in Net Assets:                                                                      2006              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net ...............................................................    $    (281,131)    $    (829,393)
            Realized gain--net .................................................................        6,236,334        11,901,266
            Change in unrealized appreciation/depreciation--net ................................       18,980,622         5,264,446
                                                                                                    -------------------------------
            Net increase in net assets resulting from operations ...............................       24,935,825        16,336,319
                                                                                                    -------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain--net:
               Institutional ...................................................................         (670,861)         (456,885)
               Investor A ......................................................................       (1,149,543)         (330,265)
               Investor B ......................................................................       (6,788,916)       (4,018,149)
               Investor C ......................................................................       (4,676,490)       (2,584,549)
                                                                                                    -------------------------------
            Net decrease in net assets resulting from distributions to shareholders ............      (13,285,810)       (7,389,848)
                                                                                                    -------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from beneficial interest transactions ...........       (9,583,158)      (44,168,092)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase (decrease) in net assets ............................................        2,066,857       (35,221,621)
            Beginning of period ................................................................      179,265,679       214,487,300
                                                                                                    -------------------------------
            End of period* .....................................................................    $ 181,332,536     $ 179,265,679
                                                                                                    ===============================
               * Accumulated investment loss--net ..............................................    $    (281,131)               --
                                                                                                    ===============================

      See Notes to Financial Statements.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     13

Financial Highlights

                                                                        Institutional
                                           ----------------------------------------------------------------------
                                                                                                         For the
                                             For the                                                      Period
The following per share data               Six Months                 For the Year Ended                 Nov. 13,
and ratios have been derived                  Ended                        June 30,                      2002+ to
from information provided in                 Dec. 31,      ---------------------------------------       June 30,
the financial statements.                      2006           2006           2005           2004           2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   11.35      $   10.90      $   11.53      $   10.55      $   10.00
                                            ---------------------------------------------------------------------
Investment income--net .................          .01*           .06*           .09*           .08*           .08
Realized and unrealized gain--net ......         1.73            .93            .06           1.03            .48
                                            ---------------------------------------------------------------------
Total from investment operations .......         1.74            .99            .15           1.11            .56
                                            ---------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           --             --             --           (.13)          (.01)
   Realized gain--net ..................        (1.12)          (.54)          (.78)            --             --
                                            ---------------------------------------------------------------------
Total dividends and distributions ......        (1.12)          (.54)          (.78)          (.13)          (.01)
                                            ---------------------------------------------------------------------
Net asset value, end of period .........    $   11.97      $   11.35      $   10.90      $   11.53      $   10.55
                                            =====================================================================
=================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        15.44%@@        9.22%          1.22%         10.64%          5.63%@@
                                            =====================================================================
=================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------
Expenses ...............................         1.69%@         1.69%          1.68%          1.75%          1.80%@
                                            =====================================================================
Investment income--net .................          .61%@          .52%           .82%           .73%          1.08%@
                                            =====================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $   7,760      $   7,886      $  10,503      $  15,576      $  21,877
                                            =====================================================================
Portfolio turnover .....................        11.87%         64.93%         64.69%         87.57%        107.66%
                                            =====================================================================

                                                                         Investor A
                                           ----------------------------------------------------------------------
                                                                                                         For the
                                             For the                                                      Period
The following per share data               Six Months                 For the Year Ended                 Nov. 13,
and ratios have been derived                  Ended                        June 30,                      2002+ to
from information provided in                 Dec. 31,      ---------------------------------------       June 30,
the financial statements.                      2006           2006           2005           2004           2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   11.34      $   10.88      $   11.52      $   10.53      $   10.00
                                            ---------------------------------------------------------------------
Investment income--net .................          .02*           .03*           .06*           .06*           .05
Realized and unrealized gain--net ......         1.70            .93            .06           1.03            .49
                                            ---------------------------------------------------------------------
Total from investment operations .......         1.72            .96            .12           1.09            .54
                                            ---------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           --             --             --           (.10)          (.01)
   Realized gain--net ..................        (1.09)          (.50)          (.76)            --             --
                                            ---------------------------------------------------------------------
Total dividends and distributions ......        (1.09)          (.50)          (.76)          (.10)          (.01)
                                            ---------------------------------------------------------------------
Net asset value, end of period .........    $   11.97      $   11.34      $   10.88      $   11.52      $   10.53
                                            =====================================================================
=================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        15.27%@@        8.93%           .96%         10.44%          5.43%@@
                                            =====================================================================
=================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------
Expenses ...............................         1.94%@         1.94%          1.93%          2.00%          2.05%@
                                            =====================================================================
Investment income--net .................          .36%@          .27%           .57%           .51%           .83%@
                                            =====================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  13,535      $   6,637      $   8,735      $  13,022      $  22,090
                                            =====================================================================
Portfolio turnover .....................        11.87%         64.93%         64.69%         87.57%        107.66%
                                            =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


14     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Financial Highlights (concluded)

                                                                         Investor B
                                           ----------------------------------------------------------------------
                                                                                                         For the
                                             For the                                                      Period
The following per share data               Six Months                 For the Year Ended                 Nov. 13,
and ratios have been derived                  Ended                        June 30,                      2002+ to
from information provided in                 Dec. 31,      ---------------------------------------       June 30,
the financial statements.                      2006           2006           2005           2004           2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   11.23      $   10.77      $   11.45      $   10.48      $   10.00
                                            ---------------------------------------------------------------------
Investment income (loss)--net ..........         (.02)*         (.05)*         (.02)*         (.03)*           --++
Realized and unrealized gain--net ......         1.68            .91            .05           1.03            .49
                                            ---------------------------------------------------------------------
Total from investment operations .......         1.66            .86            .03           1.00            .49
                                            ---------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           --             --             --           (.03)          (.01)
   Realized gain--net ..................         (.91)          (.40)          (.71)            --             --
                                            ---------------------------------------------------------------------
Total dividends and distributions ......         (.91)          (.40)          (.71)          (.03)          (.01)
                                            ---------------------------------------------------------------------
Net asset value, end of period .........    $   11.98      $   11.23      $   10.77      $   11.45      $   10.48
                                            =====================================================================
=================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        14.82%@@        8.12%           .19%          9.58%          4.93%@@
                                            =====================================================================
=================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------
Expenses ...............................         2.70%@         2.70%          2.70%          2.76%          2.82%@
                                            =====================================================================
Investment income (loss)--net ..........         (.40%)@        (.49%)         (.20%)         (.30%)          .07%@
                                            =====================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  94,777      $ 100,584      $ 117,140      $ 144,787      $ 159,057
                                            =====================================================================
Portfolio turnover .....................        11.87%         64.93%         64.69%         87.57%        107.66%
                                            =====================================================================

                                                                         Investor C
                                           ----------------------------------------------------------------------
                                                                                                         For the
                                             For the                                                      Period
The following per share data               Six Months                 For the Year Ended                 Nov. 13,
and ratios have been derived                  Ended                        June 30,                      2002+ to
from information provided in                 Dec. 31,      ---------------------------------------       June 30,
the financial statements.                      2006           2006           2005           2004           2003
=================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ...    $   11.25      $   10.78      $   11.45      $   10.48      $   10.00
                                            ---------------------------------------------------------------------
Investment income (loss)--net ..........         (.02)*         (.05)*         (.02)*         (.03)*           --++
Realized and unrealized gain--net ......         1.67            .92            .06           1.03            .49
                                            ---------------------------------------------------------------------
Total from investment operations .......         1.65            .87            .04           1.00            .49
                                            ---------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net ..............           --             --             --           (.03)          (.01)
   Realized gain--net ..................         (.91)          (.40)          (.71)            --             --
                                            ---------------------------------------------------------------------
Total dividends and distributions ......         (.91)          (.40)          (.71)          (.03)          (.01)
                                            ---------------------------------------------------------------------
Net asset value, end of period .........    $   11.99      $   11.25      $   10.78      $   11.45      $   10.48
                                            =====================================================================
=================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------
Based on net asset value per share .....        14.78%@@        8.15%           .23%          9.54%          4.93%@@
                                            =====================================================================
=================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------
Expenses ...............................         2.70%@         2.70%          2.70%          2.76%          2.82%@
                                            =====================================================================
Investment income (loss)--net ..........         (.40%)@       (.49%)         (.20%)         (.29%)           .06%@
                                            =====================================================================
=================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $  65,261      $  64,159      $  78,110      $ 104,840      $ 129,392
                                            =====================================================================
Portfolio turnover .....................        11.87%         64.93%         64.69%         87.57%        107.66%
                                            =====================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effect of sales charges.
+     Commencement of operations.
++    Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     15

Notes to Financial Statements

1. Significant Accounting Policies:

Effective September 29, 2006, Merrill Lynch Basic Value Principal Protected Fund (the "ML Fund") and Merrill Lynch Principal Protected Trust, which the ML Fund is part of, were renamed BlackRock Basic Value Principal Protected Fund (the "Fund") and BlackRock Principal Protected Trust (the "Trust"), respectively. Under the Investment Company Act of 1940, as amended, the Fund is diversified and the Trust is registered as an open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Shares of the Fund were offered during the initial offering period but will not be offered during the Guarantee Period from November 13, 2002 through November 13, 2009 (the "Guarantee Maturity Date"), except in connection with reinvestment of dividends and distributions. The Fund will be offered on a continuous basis after this date. During the Guarantee Period, the Fund will seek long-term growth of capital to the extent permitted by a strategy that seeks to use investments in common stocks, U.S. Treasury bonds, including zero coupon bonds, and other fixed income instruments, to protect the original principal value of the Fund (less redemptions, cash distributions and dividends and extraordinary expenses) at the Guarantee Maturity Date.

The Trust, on behalf of the Fund, has entered into a Financial Warranty Agreement with Main Place Funding, LLC (the "Warranty Provider"). The Financial Warranty Agreement is intended to make sure that on the Guarantee Maturity Date, each shareholder of the Fund will be entitled to redeem his or her shares for an amount no less than the initial value of that shareholder's account (less expenses and sales charges not covered by the Financial Warranty Agreement), provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed (the "Guaranteed Amount"). The Fund will pay to the Warranty Provider, under the Financial Warranty Agreement, an annual fee equal to .80% of the Fund's average daily net assets during the Guarantee Period. If the value of the Fund's assets on the Guarantee Maturity Date is insufficient to result in the value of each shareholder's account being at least equal to the shareholder's Guaranteed Amount, the Warranty Provider will pay the Fund an amount sufficient to make sure that each shareholder's account can be redeemed for an amount equal to his or her Guaranteed Amount.

All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the account maintenance of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Debt securities are traded primarily in the OTC markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board


16     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006
of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the"Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     17
at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft -- The Fund recorded a bank overdraft, which resulted from management estimates of available cash.

(i) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager.


18     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the Fund's average daily net assets. The Manager has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees ("service fees")) will not exceed 1.99%. This arrangement has a one-year term and is renewable.

In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Advisor for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                  Service           Distribution
                                                    Fee                 Fee
--------------------------------------------------------------------------------
Investor A ....................................    .25%                 --
Investor B ....................................    .25%                .75%
Investor C ....................................    .25%                .75%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of the Distributor, provides account maintenance and distribution services to the Fund. The ongoing service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing account maintenance services to Investor A, Investor B and Investor C shareholders. The ongoing distribution fee compensates the Distributor and the broker-dealers for providing shareholder and distribution-related services to Investor B and Investor C shareholders.

For the six months ended December 31, 2006, MLPF&S received contingent deferred sales charges of $52,521 and $373 relating to transactions in Investor B and Investor C Shares, respectively. In addition, BDI received contingent deferred sales charges of $1,215 relating to transactions in Investor C Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM, may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $14,994 in commissions on the execution of portfolio security transactions for the Fund for the six months ended December 31, 2006.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the six months ended December 31, 2006, the Fund reimbursed FAM and the Manager $887 and $887, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of MLIM, FAM, FDS, PSI, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     19

Notes to Financial Statements (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2006 were $20,474,904 and $41,816,785, respectively.

Transactions in call options written for the six months ended December 31, 2006 were as follows:

-------------------------------------------------------------------------------
                                                        Number of      Premiums
                                                        Contracts      Received
-------------------------------------------------------------------------------
Outstanding call options written,
  beginning of period ..............................        1,000     $ 122,008
Options written ....................................        5,693       777,507
Options closed .....................................       (4,000)     (443,488)
                                                        -----------------------
Outstanding call options written,
  end of period ....................................        2,693     $ 456,027
                                                        =======================

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions were $9,583,158 and $44,168,092 for the six months ended December 31, 2006 and the year ended June 30, 2006, respectively.

Transactions in beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Institutional Shares for the Six Months                               Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............          51,343     $    607,387
Shares redeemed ..............................         (97,552)      (1,164,158)
                                                  -----------------------------
Net decrease .................................         (46,209)    $   (556,771)
                                                  =============================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                     Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............          37,577     $    412,219
Shares redeemed ..............................        (306,492)      (3,458,931)
                                                  -----------------------------
Net decrease .................................        (268,915)    $ (3,046,712)
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Six Months                                  Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............          90,534     $  1,071,777
Automatic conversion of shares ...............         663,179        7,911,721
Shares redeemed ..............................        (208,083)      (2,513,378)
                                                  -----------------------------
Net increase .................................         545,630     $  6,470,120
                                                  =============================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                        Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............          28,638     $    314,157
Shares redeemed ..............................        (246,507)      (2,777,666)
                                                  -----------------------------
Net decrease .................................        (217,869)    $ (2,463,509)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Six Months                                  Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............         521,839     $  6,178,577
Automatic conversion of shares ...............        (670,485)      (7,911,721)
Shares redeemed ..............................        (896,159)     (10,679,461)
                                                  -----------------------------
Net decrease .................................      (1,044,805)    $(12,412,605)
                                                  =============================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                        Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............         341,017     $  3,720,491
Shares redeemed ..............................      (2,263,012)     (25,163,001)
                                                  -----------------------------
Net decrease .................................      (1,921,995)    $(21,442,510)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Six Months                                  Dollar
Ended December 31, 2006                              Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............         368,117     $  4,362,187
Shares redeemed ..............................        (629,747)      (7,446,089)
                                                  -----------------------------
Net decrease .................................        (261,630)    $ (3,083,902)
                                                  =============================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                        Dollar
Ended June 30, 2006                                  Shares           Amount
-------------------------------------------------------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..............         224,208     $  2,448,351
Shares redeemed ..............................      (1,767,243)     (19,663,712)
                                                  -----------------------------
Net decrease .................................      (1,543,035)    $(17,215,361)
                                                  =============================


20     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the June 30, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Trust's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     21

o the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in November 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Invest-


22     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006
ment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset evels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board noted that if all assets are irreversibly allocated to the Protection Component under the terms of the Trust's Warranty Agreement, the management fee will be reduced. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     23

Disclosure of Investment Advisory Agreement (concluded)

Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Trust. The trustees compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion -- After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the


24     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Trust under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     25

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 24-25, 2006, the Board of Trustees, including the independent trustees, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


26     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

Proxy Results

During the six-month period ended December 31, 2006, BlackRock Basic Value Principal Protected Fund's shareholders voted on the following proposals, which were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted are as follows:

------------------------------------------------------------------------------------------------------
                                                           Shares Voted    Shares Voted   Shares Voted
                                                               For           Against        Abstain
------------------------------------------------------------------------------------------------------
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                    8,244,492        203,270        198,037
------------------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement with
BlackRock Advisors, Inc.                                    8,188,762        250,596        206,441
------------------------------------------------------------------------------------------------------


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     27

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809


28     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Select eDelivery under the More Information section
3)    Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     29

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling
(800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


30     BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


       BLACKROCK BASIC VALUE PRINCIPAL PROTECTED FUND   DECEMBER 31, 2006     31

This report is for shareholders of BlackRock Basic Value Principal Protected Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BlackRock Basic Value Principal Protected Fund of
BlackRock Principal Protected Trust
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                     #BVPP-12/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: February 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: February 20, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Basic Value Principal Protected Fund of BlackRock Principal Protected Trust

Date: February 20, 2007